UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 6, 2008
(November 6, 2008)

Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                      Financial Statement and Exhibits.

(a)	Financial statement of business acquired.

Not applicable.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated statement of operations of Linn Energy, LLC (“Linn Energy” or the “Company”) for the nine months ended September 30, 2008, which gives effect to the acquisition of oil and gas properties from Lamamco Drilling Company (“Lamamco”) which was completed on January 31, 2008 (referred to as the “Mid-Continent IV” acquisition or “Mid-Continent IV Assets”), is attached as Exhibit 99.1 and incorporated herein by reference.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number                                Description

99.1          The unaudited pro forma condensed consolidated statement of operations of Linn Energy for the nine months ended September 30, 2008, which gives effect to the Mid-Continent IV acquisition.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: November 6, 2008	/s/ David B. Rottino
David B. Rottino
Senior Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)

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